OTHER NON-CURRENT LIABILITIES	12 Months Ended
Jan. 01, 2023
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT LIABILITIES	OTHER NON-CURRENT LIABILITIES:

	January 1, 2023	January 2, 2022

Employee benefit obligation - Statutory severance and pre-notice (a)	$42,127	$42,931
Employee benefit obligation - Defined contribution plan (b)	3,383	3,742
Provisions (c)	10,707	13,189
	$56,217	$59,862

(a) Statutory severance and pre-notice obligations:

	2022	2021

Obligation, beginning of fiscal year	$42,931	$19,889
Service cost	18,166	13,942
Interest cost	8,543	6,562
Actuarial (gain) loss(1)	(8,094)	21,678
Foreign exchange gain	(626)	(179)
Benefits paid	(18,793)	(18,961)
Obligation, end of fiscal year	$42,127	$42,931
(1) The actuarial gain in fiscal 2022 is mainly due to changes in the actuarial assumptions used to determine the statutory severance obligations. The actuarial loss in fiscal 2021 is due to changes in the actuarial assumptions used to determine the statutory severance obligations.

Significant assumptions for the calculation of the statutory severance obligations included the use of a discount rate ranging between 8.5% and 11.0% (2021 - between 8.5% and 9.2%) and rates of compensation increases between 8.0% and 10.5% (2021 - 7.75% and 10.5%). A 1% increase in the discount rates would result in a corresponding decrease in the statutory severance obligations of $8.0 million, and a 1% decrease in the discount rates would result in a corresponding increase in the statutory severance obligations of $9.3 million. A 1% increase in the rates of compensation increases used would result in a corresponding increase in the statutory severance obligations of $9.6 million, and a 1% decrease in the rates of compensation increases used would result in a corresponding decrease in the statutory severance obligations of $8.3 million.

The cumulative amount of actuarial losses recognized in other comprehensive income as at January 1, 2023 was $26.5 million (January 2, 2022 - $34.6 million) which have been reclassified to retained earnings in the period in which they were recognized.

(b)Defined contribution plan:
During fiscal 2022, defined contribution expenses were $4.7 million (2021 - $5.3 million).
13. OTHER NON-CURRENT LIABILITIES (continued):

(c)Provisions:
The following table presents the provisions for decommissioning and site restoration costs of the Company:

	2022	2021

Balance, beginning of fiscal year	$13,189	$12,240
Changes in estimates made during the fiscal year	(2,689)	796
Accretion of interest	207	153
Balance, end of fiscal year	$10,707	$13,189
Provisions as at January 1, 2023 include estimated future costs of decommissioning and site restoration for certain assets located at the Company’s textile and sock facilities for which the timing of settlement is uncertain, but has been estimated to be in excess of twenty years.